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                                                                     EXHIBIT 1




                                   17,400,000

                     Trust Convertible Preferred Securities

                               KMART FINANCING I

                 7 3/4% TRUST CONVERTIBLE PREFERRED SECURITIES
       (liquidation amount $50 per trust convertible preferred security) guaranteed to the extent set forth in the guarantee agreement by, and convertible into the common stock of,

                               KMART CORPORATION





                             UNDERWRITING AGREEMENT





    June 6, 1996






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                                  June 6, 1996

    Morgan Stanley & Co. Incorporated
    Merrill Lynch, Pierce, Fenner
      & Smith Incorporated
    CS First Boston Inc.
    Lehman Brothers Inc.
    Salomon Brothers Inc
    c/o Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York  10036

    Morgan Stanley & Co. International Limited
    Merrill Lynch International
    CS First Boston Limited
    Lehman Brothers International (Europe)
    Salomon Brothers International Limited
    c/o Morgan Stanley & Co. International Limited
            25 Cabot Street
            Canary Wharf
            London E14 4QA
            England

    Dear Sirs and Mesdames:


                     Kmart Financing I, a special purpose statutory business trust formed under the laws of the State of Delaware (the "Trust"), proposes to issue and sell to the several Underwriters an aggregate of 17,400,000 of its 7 3/4% trust convertible preferred securities, liquidation amount $50 per trust convertible preferred security (the "Firm Securities").

                     It is understood that, subject to the conditions hereinafter stated, 15,150,000 Firm Securities (the "U.S. Securities") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Securities in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 2,250,000 Firm Securities (the "International Securities") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Securities outside the





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    United States and Canada to persons other than United States and Canadian
    Persons. Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Merrill Lynch International, CS First Boston Limited, Lehman Brothers International (Europe) and Salomon Brothers International Limited shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

                     The Trust also proposes to issue and sell to the several U.S. Underwriters not more than an additional 2,600,000 of its 7 3/4% trust convertible preferred securities, liquidation amount $50 per preferred security (the "Additional Securities") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such trust convertible preferred securities granted to the U.S. Underwriters in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "Convertible Preferred Securities."

                     The Convertible Preferred Securities will be guaranteed (the "Guarantee") by Kmart Corporation, a Michigan corporation ("Kmart"), to the extent described in a Preferred Securities Guarantee Agreement dated as of June 17, 1996, and will be convertible into shares of common stock, par value $1.00 per share, of Kmart ("Kmart Common Stock"). The Trust will use the proceeds from the sale of the Convertible Preferred Securities to purchase from Kmart 7 3/4% Convertible Junior Subordinated Debentures in an aggregate principal amount equal to the aggregate liquidation amount of the Convertible Preferred Securities due June 15, 2016 (the "Convertible Debentures") to be issued under the Subordinated Indenture (the "Base Indenture") dated as of June 6, 1996 between Kmart and The Bank of New York, as trustee (the "Indenture Trustee"), as supplemented by the First Supplemental Indenture dated as of June 6, 1996 (the "Supplemental Indenture" and together with the Base Indenture, the "Indenture"). Kmart will also be the holder of one hundred percent of the common securities representing undivided beneficial interests in the assets of the Trust (the "Trust Common Securities"). The Trust has been formed under Delaware law pursuant to a Declaration of Trust (the "Declaration") executed by Kmart and by the trustees of the Trust (the "Kmart Trustees"), all of whom have been appointed by Kmart as holder of





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    one hundred percent of the Trust Common Securities.  Pursuant to the
    Declaration, the number of Kmart Trustees will initially be five. Three of the Kmart Trustees (the "Regular Trustees") will be persons who are employees or officers of or who are affiliated with Kmart. The fourth Trustee will be a financial institution that maintains its principal place of business in the State of Delaware (the "Delaware Trustee"). The fifth Trustee will be a financial institution that is unaffiliated with Kmart and will serve as institutional trustee under the Declaration and as indenture trustee for the purposes of compliance with the provisions of the Trust Indenture Act of 1939 (the "Trust Indenture Act") (the "Institutional Trustee"). Initially, The Bank of New York, a New York banking corporation, will act as the Institutional Trustee and The Bank of New York (Delaware), an affiliate of the Institutional Trustee, will act as the Delaware Trustee until removed or replaced by the holder of the Common Securities. For the purpose of compliance with the provisions of the Trust Indenture Act, The Bank of New York will initially act as trustee (the "Guarantee Trustee") under the Guarantee and as Indenture Trustee.

                     The Trust and Kmart have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-64905), including a prospectus relating to the registration of certain securities (the "Shelf Securities") to be issued from time to time by Kmart and certain trusts. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Convertible Preferred Securities is hereinafter called the "Basic Prospectus." The Basic Prospectus as supplemented by the U.S. prospectus supplement (the "U.S. Prospectus Supplement") specifically relating to the Convertible Preferred Securities in the form first used by the U.S. Underwriters to confirm sales of the Convertible Preferred Securities is hereafter called the U.S. Prospectus. The Basic Prospectus as supplemented by the international prospectus supplement (the "International Prospectus Supplement") specifically relating to the Convertible Preferred Securities in the form first used by the International Underwriters to confirm sales of the Convertible Preferred Securities is called the International Prospectus. The U.S. Prospectus will be used in connection with the offering and sale of the Convertible Preferred Securities in the United States and Canada to United States and Canadian Persons and the International Prospectus will be used in connection with the offering and sale of the Convertible Preferred Securities outside the United States and Canada to persons other than United States or Canadian Persons. The U.S. Prospectus and the International





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    Prospectus are identical except for the outside front cover page of the prospectus supplement. The U.S Prospectus and the International Prospectus are collectively referred to as the "Prospectus" and the U.S. Prospectus Supplement and the International Prospectus Supplement are collectively referred to as the "Prospectus Supplement". Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of the Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act").

                     If Kmart and the Trust have filed an abbreviated registration statement to register additional Trust Convertible Preferred Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by Kmart and the Trust with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.

                     1. REPRESENTATIONS AND WARRANTIES. Each of the Trust and Kmart jointly and severally represent and warrant to and agree with each of the Underwriters that:


                     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain, as of the date hereof as supplemented by the Prospectus Supplement, does not contain, and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to





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            state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply to (A) statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to Kmart and the Trust in writing by such Underwriter through you expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Indenture Trustee, the Guarantee Trustee and the Institutional Trustee.

                     (c) Kmart has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Michigan, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole.

                     (d) Each subsidiary of Kmart has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole.

                     (e)  The Trust has been duly created and is validly





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            existing in good standing as a business trust under the Delaware
            Business Trust Act, is a "grantor trust" for Federal income tax purposes under existing law, has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus, and is not required to be authorized to do business in any other jurisdiction.

                     (f) This Agreement has been duly authorized, executed and delivered by the Trust and Kmart.

                     (g) The Indenture has been duly qualified under the Trust Indenture Act; the Indenture has been duly authorized by Kmart and, upon execution and delivery thereof by Kmart, and assuming due authorization, execution and delivery thereof by the Indenture Trustee, will be, as of the Closing Date (as hereinafter defined), a valid and legally binding agreement of Kmart, enforceable against Kmart in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                     (h) The Declaration has been duly qualified under the Trust Indenture Act; the Declaration has been duly authorized by Kmart and, upon execution and delivery thereof by Kmart, the Kmart Trustees, and assuming due authorization, execution and delivery thereof by the Kmart Trustees, will be, as of the Closing Date (as hereafter defined), a valid and legally binding agreement of Kmart and the Kmart Trustees, enforceable against Kmart and the Kmart Trustees in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                     (i) The Guarantee has been duly qualified under the Trust Indenture Act; the Guarantee has been duly authorized by Kmart and, upon execution and delivery thereof by Kmart, and assuming due authorization, execution and delivery thereof by the Guarantee Trustee, will be, as of the Closing Date, a valid and legally binding agreement of Kmart, enforceable against Kmart in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of





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            whether enforceability is considered in a proceeding at law or in equity).

                     (j) The Convertible Debentures have been duly authorized and, when executed by Kmart, authenticated by the Indenture Trustee, issued in accordance with the Indenture and delivered to the Trust against payment therefor as described in the Registration Statement and the Prospectus, will constitute valid and legally binding obligations of Kmart, enforceable against Kmart in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                     (k) The Convertible Preferred Securities have been duly authorized by the Declaration and, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued and will be fully paid and non-assessable undivided beneficial interests in the assets of Trust, and the issuance of such Convertible Preferred Securities is not subject to any preemptive or similar rights. Holders of the Convertible Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit under the General Corporation Law of the State of Delaware. The Trust Common Securities to be issued to Kmart will be authorized by the Declaration and, when executed in accordance with the terms of the Declaration and delivered to Kmart against payment therefor as described in the Registration Statement and the Prospectus, will represent validly issued undivided beneficial interests in the assets of the Trust.

                     (l) The execution and delivery by Kmart of, and the performance by Kmart of its obligations under, this Agreement, the Declaration, the Guarantee and the Indenture, the issuance and sale of the Convertible Debentures, and the conversion of the Convertible Debentures and the Convertible Preferred Securities into shares of Kmart Common Stock, will not contravene any provision of applicable law, the Declaration, the articles of incorporation or by-laws of Kmart or any agreement or other instrument binding upon Kmart or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Kmart or any subsidiary, except such contraventions as would not in the aggregate have a material





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            adverse effect on Kmart and its subsidiaries, taken as a whole; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by Kmart of its obligations under this Agreement, except such as may be required by the Securities Act, the Exchange Act or the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Convertible Preferred Securities.

                     (m) The execution and delivery by the Trust of, and the performance by the Trust of its obligations under, this Agreement, the Declaration and the Guarantee will not contravene any provision of applicable law, the Declaration, or any agreement or other instrument binding upon the Trust, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Trust, except such contraventions as would not in the aggregate have a material adverse effect on the Trust; no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Trust of its obligations under this Agreement, except such as may be required by the Securities Act, the Exchange Act or the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Convertible Preferred Securities.

                     (n) The authorized capital stock of Kmart conforms as to legal matters to the description thereof contained in the Prospectus.

                     (o) The shares of Kmart Common Stock initially issuable upon the conversion of the Convertible Debentures and the Convertible Preferred Securities (the "Conversion Shares") have been duly authorized and validly reserved for issuance upon such conversion by all necessary corporate action of Kmart and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the issuance of the Conversion Shares will not be subject to any preemptive or similar rights.

                     (p) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Trust or of Kmart and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this





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            Agreement).

                     (q) There are no legal or governmental proceedings pending or threatened to which Kmart or any of its subsidiaries or the Trust is a party or to which any of the properties of Kmart or any of its subsidiaries or the Trust is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                     (r) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

                     (s) The Trust is not, and after giving effect to the offering and sale of the Convertible Preferred Securities and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") and Kmart is not, and after giving effect to the issuance of the Convertible Debentures and the application of the proceeds thereof as described in the Prospectus will not be, an "investment company" as such term is defined in the 1940 Act.

                     (t) Kmart and its subsidiaries (i) are, to Kmart's best knowledge, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received, to Kmart's best knowledge, all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance, to Kmart's best knowledge, with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, in the aggregate, have a material adverse effect on Kmart and its subsidiaries, taken as a whole. Kmart has concluded that





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            any environmental costs and liabilities (including without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, have a material adverse effect on Kmart and its subsidiaries, taken as a whole.

                     (u) No person has the right to require Kmart to file a registration statement under the Securities Act with respect to any securities of Kmart or to require Kmart to include such securities with the Convertible Preferred Securities or the Guarantee registered pursuant to the Registration Statement as a consequence of the filing of the Registration Statement with the Commission.

                     (v) Each of the Trust and Kmart has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                     2. AGREEMENTS TO SELL AND PURCHASE. The Trust hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties of each of the Trust and Kmart herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $50 (the "Purchase Price") for each Convertible Preferred Security the respective numbers of Firm Securities set forth in Schedules I and II hereto opposite its name.

                     On the basis of the representations and warranties of each of the Trust and Kmart herein contained, and subject to its terms and conditions, the Trust agrees to sell to the U.S. Underwriters the Additional Securities, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 2,600,000 Additional Securities at the Purchase Price plus accrued distributions, if any. If the U.S. representatives, on behalf of the U.S. Underwriters, elect to exercise such option, they shall so notify the Trust and Kmart in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Securities to be purchased by the U.S. Underwriters and the date on which such securities are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in
    Section 4 hereof solely for the purpose of covering





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    over-allotments made in connection with the offering of the Firm
    Securities. If any Additional Securities are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional securities as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Securities to be purchased as the number of Firm Securities set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of Firm Securities.

                     In consideration of purchases of Convertible Preferred Securities by the Underwriter the proceeds of which will be used to purchase Convertible Debentures, Kmart shall pay to the Underwriters as compensation, $1.40 for each Convertible Preferred Security, in federal or other funds immediately available in New York City, concurrently with the purchases of the Convertible Preferred Securities by the Underwriters.

                     Each of the Trust and Kmart hereby agree that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Kmart Common Stock, any securities convertible into or exercisable or exchangeable for Kmart Common Stock or (ii) enter into any swap or other agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of Kmart Common Stock, or any preferred stock of Kmart, the Trust or any similar trust whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Kmart Common Stock, any preferred stock of Kmart, the Trust or any similar trust or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Convertible Preferred Securities to be sold hereunder, (B) the issuance by Kmart of shares of Kmart Common Stock upon the exercise of any conversion rights by a holder of the Convertible Preferred Securities to be sold hereunder, (C) securities, options or awards issued pursuant to Kmart's stock option or other benefit, compensation or incentive plans or arrangements maintained for its officers, directors or employees, (D) securities issued by Kmart in connection with mergers, acquisitions or similar transactions, or (E) the issuance by Kmart of shares of Kmart Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.





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                     3.      TERMS OF PUBLIC OFFERING.  Each of the Trust and
    Kmart is advised by you that the Underwriters propose to make a public offering of their respective portions of the Convertible Preferred Securities as soon after signing of this Agreement as in your judgment is advisable. The Trust and Kmart are further advised by you that the Convertible Preferred Securities are to be offered to the public initially at $50 a security (the "Public Offering Price") plus accrued distributions, if any, and to certain dealers selected by you at a price that represents a concession not in excess of $0.84 a security under the Public Offering Price.

                     Each U.S. Underwriter hereby makes to the International Underwriters the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to the U.S. Underwriters the representations and agreements of such International Underwriter contained in the seventh, eighth and ninth paragraphs of Article III of such Agreement.

                     4. PAYMENT AND DELIVERY. Payment for the Firm Securities shall be made by wire transfer in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Underwriters at 12:15 P.M., New York City time, on June 17, 1996, or at such other time on the same or such other date, not later than June 20, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

                     Payment for any Additional Securities shall be made in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 2 or on such other date, in any event not later than July 19, 1996, as shall be designated in writing by you (or at 12:15 P.M., New York City time, if such date is the Closing Date). The time and date of such payment are hereinafter referred to as the "Option Closing Date."

                     Certificates for the Firm Securities and Additional Securities shall be in definitive form and registered in the name of Cede & Co., as nominee for the Depositary Trust Company. The certificates evidencing the Firm Securities and Additional Securities shall be delivered to you through the facilities of The Depositary Trust Company on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of





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    the several Underwriters, with any transfer taxes payable in connection with the transfer of the Convertible Preferred Securities to the Underwriters duly paid, against payment of the Purchase Price therefor.

                     5. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligation of the Trust to sell the Convertible Preferred Securities to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Convertible Preferred Securities on the Closing Date are subject to the condition that the Registration Statement shall be effective on the date hereof.

                     The several obligations of the Underwriters are subject to the following further conditions:

                     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Kmart and its subsidiaries, taken as a whole, or of the Trust from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Convertible Preferred Securities on the terms and in the manner contemplated in the Prospectus.

                     (b) The New Credit Agreement (as defined in the Prospectus) providing for a $2.5 billion revolving credit facility and a $1.2 billion term loan facility shall have been executed and delivered by the parties thereto and concurrently with the payment and delivery of the Firm Securities hereunder, the Initial Extension of Credit (as defined in the New Credit Agreement) under the New Credit Agreement shall take place and such Initial Extension of Credit, together with the proceeds from the sale of the Convertible Preferred Securities and available cash balances resulting from the removal of payment restrictions in Kmart's current bank credit facilities and certain real estate related debt shall be in an amount sufficient to repay Kmart's current bank facilities and certain real estate related debt all as described in the "Use of Proceeds" section of the Prospectus.

                     (c) The Underwriters shall have received on the Closing Date certificates, dated the Closing Date and signed by an executive officer of Kmart and one of the Regular Trustees to the effect that the representations and warran-ties of each of Kmart and the Trust contained in this Agreement are true and correct in all material respects as of the Closing Date and that each of Kmart and the Trust has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                     The officer of Kmart and the Regular Trustee signing and
            delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                     (d) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, special counsel for each of Kmart and the Trust, dated the Closing Date, to the effect that:

                             (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and has the business trust power and authority to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus and is not required to be authorized to do business in New York.

                         (ii) This Agreement has been duly authorized, executed and delivered by the Trust.

                         (iii) The Trust Common Securities have been duly authorized by the Declaration and when issued, delivered and paid for as set forth in the Registration Statement, will represent validly issued, undivided beneficial interests in the assets of the Trust. The issuance of the Trust Common Securities is not subject to preemptive or other similar rights under the Delaware Business Trust Act or the Declaration.

                             (iv) The Convertible Preferred Securities have been duly authorized by the Declaration and, subject to the qualification set forth below, when executed by the Trust and authenticated by the Institutional Trustee in accordance with the Declaration and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Convertible Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may state, however, that the holders of Convertible Preferred Securities may be obligated, pursuant to the Declaration, to (A) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of the Convertible Preferred Securities and the issuance of replacement Convertible Preferred Securities, and (B) provide security and indemnity in connection with requests of or directions to the Institutional Trustee to exercise its rights and powers under the Declaration. The issuance of the Convertible Preferred Securities is not subject to preemptive or other similar rights under the Delaware Business Trust Act or the Declaration.

                         (v) The execution and delivery of this Agreement by
                     the Trust and the performance by the Trust of its obligations hereunder, the issuance and sale of the Convertible Preferred Securities by the Trust and the consummation of the other transactions contemplated by this Agreement will not contravene any provision of Applicable Law or the Declaration or, to the knowledge of such counsel, any agreement or other instrument binding upon the Trust as set forth in a schedule to the opinion, or any judgment, order or decree applicable to the Trust of which such counsel is aware, as set forth in a schedule to the opinion, of any Governmental Authority except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial and other), business, properties, net worth or results of operations of the Trust, and no Governmental Approval is required for the performance by the Trust of its obligations under this Agreement, except such as may be required by the Securities Act, the Exchange Act or the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Convertible Preferred Securities by the U.S. Underwriters.

                        (vi) To the knowledge of such counsel based on inquiry
                     of responsible officers of the Trust, there are no legal or governmental proceedings pending or threatened against the Trust or to which the Trust or any of its property is subject, that are required to be described in the Registration Statement or the Prospectus that are not described as required and there are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act.

                       (vii) Assuming the due authorization and delivery of the Declaration by Kmart, the Declaration is a valid and legally binding agreement of Kmart, enforceable against Kmart in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity).

                       (viii) Assuming the due authorization and
                     delivery of the Guarantee and the Indenture by Kmart, each of the Guarantee and the Indenture is a valid and legally binding agreement of Kmart, enforceable against Kmart in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity).

                       (ix) Assuming the due authorization and delivery of the Indenture by Kmart, and when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, the Convertible Debentures will be valid and binding obligations of Kmart enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity).

                       (x) The statements in the Prospectus under the captions "The Trusts", "Risk Factors," "Description of Debt Securities," "Description of the Convertible Preferred Securities," "Description of Trust Preferred Securities Guarantees," "Description of the Convertible Debentures," "Description of Common Stock," and "Description of Capital Stock" insofar as they describe legal documents or refer to statements of law or legal conclusions, are accurate and present fairly the information required to be shown.

                        (xi) Neither Kmart nor the Trust is, and after giving
                     effect to the issuance of the Convertible Debentures and the application of the proceeds thereof as described in the Prospectus, neither Kmart nor the Trust will be an "investment company" as such term is defined in the 1940 Act, as amended.

                       (xii) Such counsel (A) is of the opinion that each
                     document filed under the Exchange Act and incorporated by reference into the Prospectus (except for financial statements and schedules and other financial and statistical data included therein or excluded therefrom or the exhibits of such documents incorporated by reference as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (B) is of the opinion that the Registration Statement, as of its effective date, and the Prospectus as of the date hereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

                     In addition, such counsel shall state that it has
            participated in conferences with officers and representatives of each of Kmart and the Trust and representatives of the independent accountants of Kmart at which the contents of the Registration Statement and the Prospectus, the documents incorporated by reference therein and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the documents incorporated by reference therein and have made no independent check or verification thereof except for those made under the captions listed in paragraph (x) above and paragraph (e) (ii) below in the Prospectus insofar as they relate to provisions of documents therein described, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective or at the date hereof as supplemented by the Prospectus Supplement, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Forms T-1.

                     For purposes of the foregoing opinion, such counsel may
            state that (a) "Applicable Law" shall mean only the laws of the United States, the Delaware Trust Act and those other laws of the State of Delaware and the State of New York which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation except as specified herein,
            (b) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and (c) "Governmental Authority" means any Delaware, New York or federal executive, legislative, judicial, administrative or regulatory body. Such counsel has been orally advised by the Commission that each of the Indenture, the Declaration and the Guarantee has been qualified under the Trust Indenture Act and that the Registration Statement has been declared effective under the Securities Act and that the Registration Statement has been declared effective under the Securities Act.

                     (e) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom, special tax counsel for each of Kmart and the Trust, dated the Closing Date, to the effect that under current United States federal income tax law:

                             (i) The Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, for United States federal income tax purposes, each holder of Convertible Preferred

                     Securities will generally be considered the owner of an undivided interest in the Convertible Debentures, and each holder will be required to include in its gross income any income paid or accrued with respect to its allocable share of those Convertible Debentures.

                        (ii) Although the discussion set forth in the
                     Prospectus under the heading "United States Federal Income Taxation" does not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of the Convertible Preferred Securities, in such counsel's opinion such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the purchase, ownership and disposition of the Convertible Preferred Securities based upon current law and the assumptions stated or referred to therein.

                     Such opinion may be conditioned on, among other things,
            the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of each of Kmart and the Trust and other documents deemed necessary for such opinion.

                     (f) The Underwriters shall have received on the Closing Date an opinion of A.N. Palizzi, executive vice president, general counsel for Kmart, to the effect that

                             (i) Kmart has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of Michigan, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole;

                             (ii) each of Kmart Canada, Ltd., Builders
                     Square Inc. and Kmart Properties, Inc. has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Kmart and its subsidiaries, taken as a whole;

                        (iii) the shares of Kmart Common Stock outstanding prior to the issuance of the Convertible Preferred Securities have been duly authorized by requisite corporate action on the part of Kmart and are validly issued, fully paid and non-assessable;

                        (iv) the authorized capital stock of Kmart conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

                         (v) the shares of Kmart Common Stock initially issuable upon the conversion of the Convertible Debentures and/or the Convertible Preferred Securities have been duly authorized by requisite corporate action on the part of Kmart and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms thereof, will be duly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights;

                          (vi) this Agreement has been duly authorized by requisite corporate action on the part of Kmart, and duly executed and delivered by Kmart;

                         (vii) the Declaration and the Guarantee have each been duly authorized by requisite corporate action on the part of Kmart, and duly executed and delivered by Kmart and the Declaration is a valid and legally binding agreement of Kmart and the Kmart Trustees, respectively, and the Guarantee is a valid and binding agreement of Kmart, in each case enforceable against Kmart and, in the case of the Declaration, the Kmart Trustees, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                        (viii) the Indenture has been duly authorized by requisite corporate action on the part of Kmart, and duly executed and delivered by Kmart and is a valid and binding agreement of Kmart enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                       (ix) the Convertible Debentures have been duly authorized by requisite corporate action on the part of Kmart by Kmart and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will be valid and binding obligations of Kmart enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

                         (x) the execution and delivery by Kmart of this
                     Agreement, the Declaration, the Guarantee and the Indenture and the performance by Kmart of its obligations hereunder and thereunder, the extension of the Guarantee, the issuance and sale of the Convertible Debentures by Kmart and the consummation of the other transactions contemplated by this Agreement will not contravene any provision of Applicable Law or the articles of incorporation or by-laws of Kmart or, to the best knowledge of such counsel, any agreement or other instrument binding upon Kmart or any of its subsidiaries that is material to Kmart and its subsidiaries, taken as a whole, or, to the best knowledge of such counsel, any judgment, order or decree of which such counsel is aware, of any Governmental Authority except such contraventions as would not, individually or in the aggregate, have a material adverse effect on the condition (financial and other), business, properties, net worth or results of operations of Kmart and its subsidiaries, taken as a whole. No Governmental Approval is required for the performance by Kmart of its obligations under this Agreement, except such as may be required by the Securities Act, the Exchange Act or the securities or Blue Sky laws of the various states and the securities laws of jurisdictions outside the United States in connection with the offer and sale of the Convertible

                     Preferred Securities;

                          (xi) To the best knowledge of such counsel based on
                     inquiry of responsible officers of Kmart and review of letters of counsel to Kmart obtained in connection with preparation of financial statements, there are no legal or governmental proceedings pending or threatened to which Kmart or any of its subsidiaries is a party or to which any of the properties of Kmart or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                         (xii)  Kmart and its subsidiaries (A) are in
                     compliance with any and all applicable Environmental Laws,
                     (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Kmart and its subsidiaries, taken as a whole; and

                        (xiii)  such counsel (A) is of the opinion that
                     each document filed under the Exchange Act and incorporated by reference into the Prospectus (except for financial statements and schedules and other financial and statistical data included therein or excluded therefrom or the exhibits of such documents incorporated by reference as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulation of the Commission thereunder, (B) is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date hereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.

                     For purposes of the foregoing opinion, such counsel may
            state that (a) "Applicable Law" shall mean only the laws of the United States and the State of Michigan which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement (other than federal and state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.), but without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation except as specified herein,
            (b) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and (c) "Governmental Authority" means any Michigan or federal executive, legislative, judicial, administrative or regulatory body.

            In addition, such counsel shall state that he has participated in conferences with officers and representatives of each of Kmart and the Trust and representatives of the independent accountants of Kmart at which the contents of the Registration Statement and the Prospectus, the documents incorporated by reference therein and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or the documents incorporated by reference therein and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time it became effective or at the date hereof as supplemented by the Prospectus Supplement, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the Closing Date, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any belief with respect to the financial statements, schedules and other financial and statistical data included or incorporated by reference therein or excluded therefrom or the exhibits to the Registration Statement, including the Forms T-1.

                     (g) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the

            Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (d) (viii), (d) (ix) and d (x) (but only as to the statements in the Prospectus under "Description of the Convertible Debentures," and "Underwriters.") and paragraph (d)
            (xii) above (but not as to the compliance as to form under the Exchange Act of the documents incorporated by reference in the Prospectus or as to the Registration Statement as of the date of its effectiveness).

                     The opinions of A.N. Palizzi and of Skadden, Arps, Slate, Meagher & Flom described in paragraphs (d), (e) and (f) above shall be rendered to the Underwriters at the request of Kmart and the Trust and shall so state therein.

                     (h) The Underwriters shall have received, on each of the date hereof and on the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Price Waterhouse LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

                     The several obligations of the U.S. Underwriters to purchase Additional Securities hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of Kmart and of the Trust, the due authorization and issuance of the Additional Securities and the related Convertible Debentures, and other matters related to the issuance of the Additional Securities and the related Convertible Debentures.

                     6. COVENANTS OF KMART AND THE TRUST. In further consideration of the agreements of the Underwriters herein contained, each of Kmart and the Trust covenant with each Underwriter as follows:

                     (a) To furnish to you, without charge, six signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto, but including documents incorporated by reference) and to furnish you in New York City without charge, prior to 10 A.M. local time on the business day next succeeding the date of this Agreement and during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto, and any documents incorporated therein by reference or to the Registration Statement as you may reasonably request.

                     (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object.

                     (c) If, during such period after the first date of the public offering of the Convertible Preferred Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary, in your reasonable judgment to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to Kmart) to which Convertible Preferred Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                     (d) To endeavor to qualify the Convertible Preferred Securities, the Guarantee, the Convertible Debentures and the Kmart Common Stock for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                     (e) To make generally available to Kmart security holders and to you as soon as practicable an earning statement covering a twelve-month period beginning after the date of this Agreement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                     (f) To reserve and keep available at all times, free of preemptive rights, Kmart Common Stock for the purpose of enabling Kmart to satisfy any obligations to issue shares of Kmart Common Stock upon the conversion of the Convertible Debentures and/or the Convertible Preferred Securities.

                     (g) To pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto; (ii) the preparation, issuance and delivery of the Convertible Preferred Securities and the Convertible Debentures, including any transfer taxes payable in connection with the transfer of Convertible Preferred Securities to the Underwriters; (iii) the fees and disbursements of Kmart's and the Trust's counsel and accountants;
            (iv) the qualification of the Convertible Preferred Securities, the Guarantee, the Convertible Debentures and the Kmart Common Stock under state securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda; (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of each preliminary prospectus and the Prospectus and any amendments or supplements thereto; (vi) the printing and delivery to the Underwriters of copies of any Blue Sky or Legal Investment Memoranda; (vii) the filing fees and reasonable expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. made in connection with the offering of the Convertible Preferred Securities; (viii) the fees and expenses of the Indenture Trustee, the Institutional Trustee and the Guarantee Trustee (as determined by Kmart and each of the Trustees) and the fees and disbursements of counsel for such Trustees in connection with the Indenture, the Declaration, the Guarantee and the Convertible Debentures; (viii) the fees and expenses associated with obtaining ratings for the Convertible Preferred Securities from nationally recognized statistical rating organizations; (viii) any expenses incurred by Kmart in connection with a "road show" presentation to potential investors; (ix) the listing of the Convertible Preferred Securities on the New York Stock Exchange, Inc.; and (x) the reasonable fees and disbursements of Canadian counsel for the Underwriters in connection with the qualification or exemption of the Convertible Preferred Securities under Canadian law.

                     7. INDEMNITY AND CONTRIBUTION. (a) Each of Kmart and the Trust jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if there shall have been any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to Kmart or the Trust in writing by such Underwriter through you expressly for use therein; provided, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Convertible Preferred Securities or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

                     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Trust, the Regular Trustees, Kmart, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Trust or Kmart within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if there shall have been any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to Kmart or the Trust in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Trust, the Regular Trustees, Kmart, its directors, its officers who sign the Registration Statement and each person, if any, who controls Kmart or the Trust within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Trust, the Regular Trustees, Kmart, and such directors, officers and control persons of Kmart, such firm shall be designated in writing by Kmart. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement, unless the indemnifying party has contested such obligation and provides reasonable assurances that such payment can be made upon resolution of such dispute. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                     (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Kmart and the Trust on the one hand and the Underwriters on the other hand from the offering of the Convertible Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Kmart and the Trust on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Kmart and the Trust on the one hand and the Underwriters on the other hand in connection with the offering of the

    Convertible Preferred Securities shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Convertible Preferred Securities (before deducting expenses) received by Kmart and the Trust and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Convertible Preferred Securities. The relative fault of Kmart and the Trust on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Kmart and the Trust or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Convertible Preferred Securities they have purchased hereunder, and not joint.

                     (e) Kmart, the Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Convertible Preferred Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                     (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of Kmart and the Trust contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Trust, the Regular Trustees, Kmart, its officers or directors or any other person controlling Kmart and (iii) acceptance of and payment for any of the Convertible Preferred Securities.

                     8. TERMINATION. This Agreement shall be subject to termination by notice given by you to Kmart, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., or the Chicago Board of Trade, (ii) trading of any securities of Kmart shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Convertible Preferred Securities on the terms and in the manner contemplated in the Prospectus.

                     9. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Convertible Preferred Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Convertible Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Convertible Preferred Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Convertible Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Convertible Preferred Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Convertible Preferred Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Securities to be purchased, and arrangements satisfactory to you and Kmart for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of Kmart and the Trust. In any such case either you or Kmart shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Securities and the aggregate number of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Securities to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Securities or (ii) purchase not less than the number of Additional Securities that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of Kmart or the Trust to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason Kmart or the Trust shall be unable to perform their respective obligations under this Agreement (other than on account of an Underwriter's breach of obligations causing a termination pursuant to the preceding paragraph), Kmart will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                     10. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                     11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                     12. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.


                               Very truly yours,

                                            KMART FINANCING I


                                        By /s/ Martin E. Welch, III
                                           ----------------------------------
                                           Name:  Martin E. Welch, III
                                        solely as a Regular Trustee and not
                                        in his individual capacity

                                        KMART CORPORATION


                                        By /s/ Martin E. Welch, III
                                           ----------------------------------
                                           Name:  Martin E. Welch, III
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


    Accepted, June 6, 1996
    Morgan Stanley & Co. Incorporated
    Merrill Lynch, Piece, Fenner & Smith Incorporated
    CS First Boston Corporation
    Lehman Brothers Inc.
    Salomon Brothers Inc


    Acting severally on behalf
      of themselves and the
      several U.S. Underwriters
      named in Schedule I hereto.

    By Morgan Stanley & Co.
       Incorporated


    By /s/ Richard Steinman
       --------------------
      Name:  Richard Steinman
      Title:  Vice President

    Morgan Stanley & Co.
      International Limited
    Merrill Lynch International
    CS First Boston Limited
    Lehman Brothers International (Europe)
    Salomon Brothers International Limited

    Acting severally on behalf of
      themselves and the several International
      Underwriters named in Schedule II hereto.


    By Morgan Stanley & Co.
       International Limited


    By /s/ Richard Steinman
       -----------------------
      Name:  Richard Steinman
      Title:  Vice President

                                   SCHEDULE I

                               U.S. Underwriters



                                                                                Number of
                                                                             Firm Securities
               Underwriter                                                   To Be Purchased
               -----------                                                   ---------------
    Morgan Stanley & Co. Incorporated                                           2,622,000
    Merrill Lynch, Pierce, Fenner & Smith Incorporated                          2,622,000
    CS First Boston Corporation                                                 2,622,000
    Lehman Brothers Inc.                                                        2,622,000
    Salomon Brothers Inc                                                        2,622,000
    Bear, Stearns & Co. Inc.                                                      150,000
    Sanford C. Bernstein & Co., Inc.                                               90,000
    Chase Securities Inc.                                                         150,000
    CIBC Wood Gundy Securities Corp.                                              150,000
    Dean Witter Reynolds Inc.                                                     150,000
    Deutsche Morgan Grenfell/C.J. Lawrence Inc.                                   150,000
    Donaldson, Lufkin & Jenrette Securities Corporation                           150,000
    First of Michigan Corporation                                                  90,000
    Goldman, Sachs & Co.                                                          150,000
    Gruntal & Co., Incorporated                                                    90,000
    J.P. Morgan Securities Inc.                                                   150,000
    Paine Webber Incorporated                                                     150,000
    Prudential Securities Incorporated                                            150,000
    Roney & Co., LLC                                                               90,000
    Utendahl Capital Partners, L.P.                                                90,000
    Wheat, First Securities, Inc.                                                  90,000
                                                                               ----------
                             Total U.S. Firm Securities                        15,150,000
                                                                               ==========

                                  SCHEDULE II

                           International Underwriters



                                                                      Number of
                                                                  Firm Securities
               Underwriter                                        To Be Purchased
               -----------                                         ---------------
    Morgan Stanley & Co. International Limited                          394,000
    Merrill Lynch International                                         394,000
    CS First Boston Limited                                             394,000
    Salomon Brothers International Limited                              394,000
    Lehman Brothers International (Europe)                              394,000
    Bayerische Vereinsbank Aktiengesellschaft                            40,000
    Credit Lyonnais Securities                                           40,000
    Morgan Grenfell & Co. Limited                                        40,000
    Robert Fleming & Co. Limited                                         40,000
    Kleinwort Benson Limited                                             40,000
    Sumitomo Finance International                                       40,000
    Swiss Bank Corporation acting through its division                   40,000
                                                                      ---------
                     Total International Firm Securities              2,250,000
                                                                      =========





                                      II-1